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                                                              EXHIBIT 10.2(b)(2)
                                                              ------------------

                          SCHEDULE TO EKCO GROUP, INC.
     FORM OF NON-QUALIFIED STOCK OPTION AND REPURCHASE AGREEMENT, AS AMENDED

         The foregoing Form of Non-Qualified Stock Option and Repurchase Agreement, as amended, is the form utilized by the Company for each of the following stock option grants, including the December 14, 1998 grants which replaced and repriced non-exercised stock options granted at exercise prices above $5.00 per share, for each person who is currently an executive officer of the Company. Date of grant, number of shares granted and exercise price of each option are as noted below. An asterisk (*) in the Shares Granted column denotes the options which were repriced.

                                                                       No. of Shares
Name and Position                                     Grant Date          Granted          Exercise Price
-----------------                                     ----------       -------------       --------------

John Jay Althoff, Vice President, Secretary &          12/14/98             7,099             $3.87500
General Counsel

Stuart B. Cohen, Vice President, Strategic             12/14/98             4,577              3.87500
Planning & Business Development                        12/14/98             8,384              3.87500
                                                       02/04/97             6,424              4.25000

Peter D. Conopask, Vice President, Information         02-16-99            10,000              3.53125
Technology, and Chief Information Officer

Donato A. DeNovellis, Executive Vice President,        12/14/98            11,553              3.87500
Finance & Administration and Chief Financial           12/14/98            10,248              3.87500
Officer                                                12/14/98            14,628              3.87500
                                                       12/14/98            16,041              3.87500
                                                       02/04/97            12,269              4.25000
                                                       02/10/98             7,045              3.87500
                                                       12/14/98             9,880              3.87500

Brian R. McQuesten, Vice President &                   01/18/90             8,500              2.56250
Controller                                             12/14/98             3,658              3.87500
                                                       12/14/98             3,425              3.87500
                                                       12/14/98             4,355              3.87500
                                                       12/14/98             4,168              3.87500
                                                       12/14/98             5,392              3.87500
                                                       02/04/97             4,131              4.25000
                                                       12/14/98             2,470              3.87500

Malcolm L. Sherman, Chairman & Chief                   07/28/98           100,000              7.84380
Executive Officer

Jeffrey A. Weinstein, Executive Vice President         01/18/90            22,000              2.56250
and President & Managing Director of Ekco              12/14/98            10,590              3.87500
International, Inc.                                    12/14/98            20,552              3.87500
                                                       12/14/98            11,273              3.87500
                                                       12/14/98             9,831              3.87500
                                                       12/14/98            10,763              3.87500
                                                       02/04/97             8,246              3.87500
                                                       02/14/98             7,410              3.87500
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